UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 29, 2010

SWK HOLDINGS CORPORATION
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-27163	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

5314 River Run Drive, Suite 350, Provo, UT	84604
(Address of Principal Executive Offices)	(Zip Code)

(801) 805-1301
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

SWK Holdings Corporation (the “Company”) has received approximately $480,000 in consideration which had been paid into escrow at the December 23, 2009 closing of the sale of substantially all of the Company's assets to Kay Technology Corp., Inc., an affiliate of Accel-KKR Capital Partners III, L.P.  Such consideration was being held in escrow to satisfy the Company’s indemnification obligations for certain specified contingencies.  Approximately $360,000 in consideration remains in escrow to satisfy the Company’s indemnification obligations for certain additional contingencies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SWK CORPORATION HOLDINGS

By	/s/Paul Burgon
Paul Burgon
Interim Chief Financial Officer

Date: January 7, 2011